Exhibit 99.1

Build-A-Bear Workshop(r)

                        Investment Community Presentation
                                  August 2005

NOTE:  Earnings guidance was issued as of July 28, 2005 and is not being updated or re-affirmed in this presentation.

Build-A-Bear Workshop
Where Best Friends are Made

The Bear Facts

Statements in this presentation expressing or indicating the beliefs and expectations of management regarding future performance are forward-looking statements including, without limitation, expected diluted earnings per share in the fiscal 2005 full year, as well as any other plans, objectives, expectations and intentions contained in this presentation that are not historical facts.
These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. These risks and uncertainties include, without limitation, those detailed in our 2004 annual report on Form 10-K filed with the SEC on March 29, 2005, under the caption
"Risk Factors" and the following: (1) we may be unable to generate comparable store sales growth; (2) our marketing initiatives may not be effective in generating sufficient levels of brand awareness and guest traffic; (3) we may be unable open new stores to effectively manage our growth; (4) we may be unable to effectively manage our international franchises or laws relating to those franchises may change; (5) we may be unable to generate interest in and demand for our interactive retail experience, or to identify and respond to consumer preferences in a timely fashion; (6) customer traffic may decrease in the shopping malls where we are located, on which we depend to attract guests to our stores; (7) general economic conditions may deteriorate, which could lead to reduced consumer demand for our products; (8) our market share could be adversely affected by a significant number of competitors; (9) we may lose key personnel, be unable to hire qualified additional personnel, or experience turnover of our management team; (10) the ability of our principal vendors to deliver merchandise may be disrupted; (11) the availability and costs of our products could be adversely affected by risks associated with international manufacturing and trade; (12) third parties that manage our warehousing and distribution functions may perform poorly; (13) we may fail to renew, register or otherwise protect our trademarks or other intellectual property; (14) we may have disputes with, or be sued by, third parties for infringement or misappropriation of their proprietary rights; (15) we may be unable to renew or replace our store leases, or enter into leases for new stores on favorable terms, or may violate the terms of our current leases; (16) we may experience failures in our communications or information systems; (17) terrorism or the uncertainty of future terrorist attacks or war could reduce consumer confidence and mall traffic; (18) we may become subject to challenges relating to overtime pay or other regulations relating to our employees; (19) we may suffer negative publicity or be sued due to violations of labor laws or unethical practices by manufacturers of our merchandise, and (20) we may improperly obtain or be unable to protect information from our guests in violation of privacy or security laws or expectations. These risks, uncertainties and other factors may adversely affect our business, growth, financial condition or profitability, or subject us to potential liability, and cause our actual results, performance or achievements to be materially different from those expressed or implied by our forward-looking statements. We do not undertake any obligation or plan to update these forward-looking statements, even though our situation may change.

Build-A-Bear Workshop(R), Bearemy(R), Where Best Friends are Made(R) and other trademarks, services marks, and trade names used in our business are owned by
Build-A-Bear Workshop Inc. and/or its affiliated companies. This document also refers to certain trademarks and trade names of our licensors and third parties, which other trademarks and trade names are the property of their respective owners.

See Corporate Disclosure Policy for additional guidelines on disclosure practices.

Bearemy(R), our huggable mascot

                                                                          Page 2

                                     Agenda

o Build-A-Bear Workshop(R) Overview

o Growth Strategies

oTechnology

o Logistics

o Marketing

o Questions

                                                                          Page 3

                        Build-A-Bear Workshop Beginnings

Build-A-Bear Workshop was founded on a simple idea that's as real today as it was when Maxine Clark, Founder and Chief Executive Bear, first heard it over 30 years ago...

"Retailing is entertainment and the store is a stage, and when the customer has fun they spend more money."

                                                                -Stanley Goodman

                                                Former CEO May Department Stores

                                                                        May 1972

                                                                          Page 4

Company Overview

- Build-A-Bear Workshop is a global leader in interactive retail that allows children "from 3 to 103" to build and customize their own stuffed animals.
- First store opened in St. Louis, MO in 1997
- An immediate success that has grown to over $300 million in annual revenue
- An international brand
  - Over 185 stores in the US and Canada
  - Projected 200 stores by end of 2005
  - Stores opened or scheduled in 12 International countries
- 18th largest toy retailer (includes all toy categories) in the US in 2003[1]
- Much more than a toy retailer. Build-A-Bear Workshop is a powerful entertainment brand that appeals to a broad range of loyal Guests



BUILD-A-BEAR WORKSHOP

(1) 2003 Playthings Magazine survey based on 2002 sales.

Page 5

                    A Unique Retail-Entertainment Experience

Conventional Retail

o  Merchandise driven - sell the brand, item, or price

o  Traditional display techniques

o  Appeals to a particular demographic

o  Sales driven through markdowns and promotion

vs.

o  Build-A-Bear Workshop

o  Sells the brand experience

o  Highly interactive theme park techniques

o  Appeals to a broad demographic

o  Marketing builds the brand and drives sales

                                                                          Page 6

                       Our Associates ARE the Experience

Approximately 80% of returning Guests plan their visit to our store in advance

90% of Guests rated their overall experience the highest or second highest rating

                                                                          Page 7

                       Guests are Connected to the Brand

o    A GREAT EXPERIENCE creates loyal Guests

o    Guests have a unique emotional attachment to the brand and stay connected

o    Over 11 Million unique households in our proprietary database

o    Build-A-Bear Workshop receives over 7,500 letters and e-mails from customers every month

o    Over half of Build-A-Bear Workshop business is with a returning Guest

o    76% of Guests indicate that "nothing" could be done to improve their store experience

                                                                          Page 8

Our Products are the Other Half of the Formula

The Latest Trends and Partnerships with Powerful Brands


Fashion
LIMITED TOO
SKECHERS
Entertainment
SESAME STREET
Disney
Sports
NFL
NASCAR
NBA
NHL

- Offer a well-coordinated fashion merchandise selection of less than 450 SKUs per store
- Talented in-house product development team
  - Tracks cultural and fashion trends
  - Disciplined test and reorder methodology
  - Cub Advisory Board regularly gives input on new products
- Relationships with strategic brands
- Limited Edition animals encourage collectibility

Page 9

                     Destination Location With Broad Appeal

o    Primary target is families with children typically age 3 to 12

o    Other Guest segments include:

     o    Grandparents, aunts and uncles shopping for kids

     o    Teen girls 13-17 who bring along boyfriends

     o    Child-centric organizations

     o    Leisure travelers

     o    Special interest collectors

                                                                         Page 10

                            For Kids "From 3 to 103"

Customer Age at Time of Purchase(1)

Adults
0-2
3-7
8-12
Teens

o    We have a broad customer base and universal appeal - attracting both adults and children

o    BBW appeals to Guests of all ages

o    Children, Tweens, Teens & Adults

     o    BBW families live a suburban lifestyle revolving around the family

     o    Two parents, both likely to work, aged 25-45

o        2 or more children in the household

(1) Source: Company Proprietary Database, 2004 registrations

                                                                         Page 11

                Favorable Demographic And Socio-Economic Trends

                         Large and Stable Target Market

BBW offers shared interactive creative experiences

Teddy Bear: Low Tech, High Touch Product with Nostalgic Appeal

BBW is easily accessible - a "theme park" in the mall

BBW lets a kid "just be a kid again"

Kids can experiment and explore vicariously through stuffed animals

Brand & Product relevant to Kids' lives

Dual earners; single parent HHs

Life is a Juggling Act

Safety, Security Concerns

Waiting Longer to Have Kids

Brand & Media Savvy

Ethnic Diversity

Age Aspiration

Growing "older" younger

                                                                         Page 12

                              Our Guests Come Back

% of All Transactions

Transactions with Stuffed Animals

No Bear: Clothing & Accessories Only

% of Transactions  to Repeat Guests

Animals Registered to Repeat Guests

No Bear: Clothing & Accessories Only

Repeat Guest Factor

Over 60% of all transactions are with a Returning Guest

                                                                         Page 13

Still Growing Strong

                                                                         Page 14

                         Numerous Growth Opportunities

                                 Powerful Store
                                Financial Model

New Stores                     New Initiatives                 Comp Stores/
                                                                 Expense
                                                                Leverage

                           Long-Term Growth Strategy

                                                                         Page 15

New Store Growth
New Initiatives
Comp Store/
Expense Leverage

                        A Highly Productive Store Model

Build-A-Bear Workshop:
$602 Net sales per fross SF in 2004

Mean = $366

$800
$600
$400
$200
$0
CHS
BBW
HOTT
ARO
GYMB
URBN
ANN
GPS
AEOS
LTD
PSUN
TLB
ANF
TOO
PLCE

Source of other retailers data: Citigroup

                                                                         Page 16

New Store Growth
New Initiatives
Comp Store/
Expense Leverage

Superior Store Economic Model Supports New Store and Comp Store Growth

o    Substantially all stores are profitable in the first 12 months of operation

o    In 2004, average store revenues for stores opened for the entire year were
     $1.9 million; net retail sales per gross square foot(1) of $602 in 2004

o    Strong gross profit margins reflect both excellent merchandise margins and minimal markdowns and product returns

o    Store selling, general and administrative expense includes marketing and advertising expense of approximately 8% of total revenues and store payroll of 14% - 15% of total revenues

o    For stores opened in 2004, investment per store averaged $412,000 -
     including cost of leasehold improvements (net of tenant allowances), fixtures and equipment, inventory (net of trade payables), and pre-opening expenses.

     o    Investment per store has decreased approximately 30% from the average investment in stores opened in 2002

(1)Net retail sales per gross square foot represents net retail sales from stores open throughout the entire period divided by the total gross square footage of such stores

                                                                         Page 17

New Store Growth
New Initiatives
Comp Store/
Expense Leverage

New Store Growth

                                 Powerful Store
                                Financial Model

New Stores                            New                       Comp Stores/
                                  Initiatives                     Expense
                                                                  Leverage

Open 25-30 New
Build-A-Bear Workshop
Stores Per Year

                                                                         Page 18

New Store Growth
New Initiatives
Comp Store/
Expense Leverage

                                New Store Growth

Number of Stores - U.S. and Canada

2000  39
2001  71
2002  108
2003  150
2004  170
2005E 200

o    Plan to open 30 stores in 2005; about half in new markets, and half in existing markets

o    NYC flagship store Grand Opening July 8th

o    New stores open with very strong sales, typically above the chain-wide average of $602 per square foot.

o    Expansion plans include both new and existing markets

     o    Flexible store model works in a variety of locations and geographies

o    New site criteria based on forecasting model and demographic variables

o    Estimated market potential of approx. 350 Build-A-Bear Workshop stores

                                                                         Page 19

New Store Growth
New Initiatives
Comp Store/
Expense Leverage

                           If I Can Make it There...

              Our flagship store in Manhattan is now open and will
                     expand our geographic reach even more.

Build-A-Bear
Workshop(R)
Where Best Friends Are Made

NY(R)

                                                                         Page 20

New Store Growth
New Initiatives
Comp Store/
Expense Leverage

New Interactive Experienes in NYC
Flagship Store

Eat with Your Bear Hands Cafe

Make A Fureign Friend!
International Wear Below

Go Goo-Goo Fur Baby Bear Stuff(R)!
Lots of Fun Fur Furry Little Ones!

Root Fur Your Home Team!
Team Babw
Be Fan #1 With Big Sports Fun!

Show Your Puppy Love!
Bearemy's Kennel Pals Are Top Dogs!

Ready Fur Fun?
The Party Starts Down Here!

Design A Bear-Sized T With Pawsonality!
Fluffy
T's By Me
Special Ts & More on the Bottom Floor

                                                                         Page 21

New Store Growth
New Initiatives
Comp Store/
Expense Leverage

                           Developing New Initiatives

                                 Powerful Store
                                Financial Model

New Stores                            New                       Comp Stores/
                                  Initiatives                     Expense
                                                                  Leverage

                               Licensed Products,
                            International Expansion,
                              Non-Mall Locations,
                        New Experiential Retail Concepts

                                                                         Page 22

New Store Growth
New Initiatives
Comp Store/
Expense Leverage

                         Grow International Franchises

o    Currently have 12 master franchise agreements

o    12 stores at year end 2004

     o    Plan to open 20-25 stores in 2005

     o    Potential of approx. 350 stores

o    Strict control of franchisee format and operations

o    Goal is to have well-capitalized franchisees with retail and/or real estate expertise

                                                                         Page 23

New Store Growth | New Initiatives | Comp Store/ Expense Leverage

Licensed Product Growth



- Licensed products will:
  - Expand brand awareness
  - Increase customer reach

- Agreements with leading manufacturers to use our brand to develop products for retailers including:
  - Scrapbooking products from Creative Imaginations
  - Books from HarperCollins
  - Bedding and room décor from Springs
  - Greeting cards and calendars from American Greetings
  - Kids' shoes from Elan-Polo

Page 24

New Store Growth
New Initiatives
Comp Store/
Expense Leverage

                    Develop New Experiential Retail Concepts

o    Leverage core competencies in entertainment and family-oriented retailing

2004 Chain Store Age design competition:
Retail Store of the Year:  Exterior (Mall)

The Mall at Robinson, Pittsburgh, PA

                                                                         Page 25

New Store Growth
New Initiatives
Comp Store/
Expense Leverage

                     Grow Comp Store Sales/Expense Leverage

                                 Powerful Store
                                Financial Model

New Stores                            New                       Comp Stores/
                                  Initiatives                     Expense
                                                                  Leverage

Grow comp store sales;
Levarge Corporate and
Operating Expenses Over
Larger Store Base

(1)Stores are considered comparable beginning in their thirteenth full month of operations. Comparable store sales percentage changes are based on net retail sales and comparable stores, which exclude the web store and seasonal and event-based locations.

                                                                         Page 26

New Store Growth
New Initiatives
Comp Store/
Expense Leverage

                            Comparable Store Growth

Sales Per Square Foot ($)

BBW SSF and Opening Year SSF 2004 = $602

$800
$600
$400
$200
$0

1
2
3
4
5
6
7
8
9

                            Year Since Store Opening

o    BBW store opening productivity levels exceed the mature rates of most specialty store companies(1)

(1)  Composite of Abercrombie& Fitch, The Children's Place, Gadzooks, The Gap,
     Pacific Sunwear and The Sharper Image

                                                                         Page 27

New Store Growth | New Initiatives | Comp Store/ Expense Leverage

Flat Comp Store Growth Achieves Growth Targets for 2005

Revenue Growth → **15%-20%**

- North American store growth
- New Initiatives
- Comp Store Growth

Net Income Growth → **26%-32%**

- Operating Expense Leverage
- Powerful Store Economic Model

Page 28

                              Fiscal 2005 Outlook

o    Continued strong new store performance

     o    Typically perform at or above chain wide average for sales per square foot

     o    16 new stores so far this year, including NYC flagship store vs. 8 last year

     o    14 additional new stores to open in 2005

o    Continued growth in International franchise fees and licensing revenues

     o    International licensing fee revenue targeted at approximately $2 million in 2005

     o    Licensing revenues targeted at approximately $1 million in 2005

o    Comp store sales growth expected to be flat

o    Higher allocation of marketing and advertising spend in the second half of
     2005

     o    Full year spending targeted at $28 to $29 million

     o    Approximately 70% allocated to second half in 2005 vs. 65% in 2004

o    Unusual charges recognized in the 2004 second half do not recur in 2005 second half

     o    Stock Based Compensation, `cheap stock'

     o    Bonus expense

o    Bulk of second half earnings expected in the fourth quarter

                                                                         Page 29

                        Impressive Financial Performance

Net Retail Sales
($ in millions)

41% CAGR

2001
2002
2003
2004

2001  $106.6
2002  $169.1
2003  $213.4
2004  $300.5

Net Income
($ in millions)

137% CAGR

$1.5
$5.4
$7.6
$20.0

2001  $1.5
2002  $5.4
2003  $7.6
2004  $20.0

                                                                    Build-A-Bear
                                                                     Workshop(R)
                                                     Where Best Friends Are Made

                                                                         Page 30

                            First Half 2005 Results

                   First Half  First Half   $ Change
                   Fiscal 05   Fiscal 04

Total Revenue     $159.8   $135.7           $24.1
Comp Store Sales  -0.6%    +13.8%
Gross Margin(1)   $77.4    $65.4            $12.0
%                  48.7%    48.3%
Net Income        $11.5    $10.2            $1.3
Earnings Per Share (Diluted)        $0.57   $0.57
Number of Stores  186      157

(1) Gross margin represents net retail sales less cost of merchandise sold.
Gross margin percentage represents gross margin divided by net retail sales.

                                                                         Page 31

                          Well Capitalized for Growth

o $48 million in cash
o No debt

($ in millions)
ACTUAL
7/2/05
Cash                        $48.0
Debt                          0.0
Stockholder's Equity       $111.4
Total Capitalization       $111.4

                                                                    Build-A-Bear
                                                                     Workshop(R)
                                                     Where Best Friends Are Made

                                                                         Page 32

                           Strong Operating Cash Flow

o  Strong cash flow from operations

o  Impressive cash flow, despite growth in new stores

($ in millions)                     Fiscal Year Ended
         2004     2003     2002
Net Income                 $20.0    $7.6    $5.4
Depreciation and Amortization               14.9     12.8     9.0
Changes in  Assets/Liabilities              12.5     9.4      8.2
Other    1.1      1.9      1.4
Cash Flow from Operations 48.5    31.7     24.0
  Capital Expenditures    (16.5)  (24.9)   (24.0)
  Purchases of Other Assets & Minority Interest in Subs   (1.2)  (2.1) (1.6)
Cash Used in Investing Activities           (17.7)   (27.0)   (25.6)
Cash Provided (Used) in Financing Activities 15.9     -   (0.1)
Net (decrease) in Cash and Cash Equivalents  46.7     4.7      (1.7)

                                                                         Page 33

                           In-Bear-Mation Technology

                                                                         Page 34

                  Infrastructure is in Place to Support Growth

Established Centralized Infrastructure

Site Selection Model

Real Estate and Construction Partnerships

Store Support Systems

Back Office Systems

Operational Systems

Employee Training and Development

Guest Database

                                                                         Page 35

 Technology Supports Growth and Strategic Decisions, and it all starts with the
                             Bear... or Bunny... or Frog

                                                                         Page 36

                     Technology is Behind Everything We Do

POS

Name Me Database

Data Warehouse

Labor Planner

Back Office Systems

Consumer Research

CRM

E Commerce

Guest Service

Product Assortment

Guest Communication

Consumer Behavior/ Demographics

Inventory Planning

Real Estate Planning

                                                                         Page 37

                            High Touch and High Tech

                                                                         Page 38

                            Understanding Our Guests

                                    Name Me
                                   Kiosk/Guest
                                    Database

Map Info GIS

First Logic

Informatica

Business Objects

Security/ Disaster Recovery

Perseus Consumer Surveys

            Improved Marketing, Real Estate, and Strategy Decisions

                                                                         Page 39

                           Improving Guest Experience

                                   Operational
                                    Support

Integrated POS

Labor Planner

NSB Sales Audit & Merchandising

Value Link Gift Card Program

Party Scheduling

                    Improved Operations and Guest Experience

                                                                         Page 40

                      Improving Operations & Efficiencies

E Commerce

Communications Infrastructure

Disaster Recovery

Bearnet/World Bearnet

Lyris Bulk Email Campaign

                     Predictable and Reliable Business Model

                                                                         Page 41

                           Key Technology Initiatives

                                    Enhance
                                   Technology
                                 Infrastructure

Lawson Human Resource System

NSB Merchandise Planning

Lawson Financial System

                        Business Growth and Development

                                                                         Page 42

                                 Bear Logistics

                                                                         Page 43

                       Merchandise Planning & Allocation

                              Merchandise Strategy

Small # of SKUs

Buy to "Sell Out"

Essentially No Markdowns

Essentially No Returns

Continuous Adjustment to Market Trends

                              Strong Profit Model

                                                                         Page 44

                   Strategically Located Distribution Centers

Currently operated by third party providers

                        Efficient Transportation Network

                                  Distribution
                                     Center

Pool Point North East

Pool Point Midwest

Pool Point South

o    Majority of stores are delivered weekly via regional third party pool points

o    Gaining efficiencies via every two week deliveries to select stores, full-truck loads and California DC

                                                                         Page 46

                     Continuous Improvement: Network Study

o    Potential opportunity to bring overall Logistics process in-house

o    Potential for enhanced:

     o    Inventory Control and Management

     o    Systems Integration

     o    Leveraging entire supply chain to improve efficiencies and reduce operating costs

                                                                         Page 47

                                   Marketing

                                                                         Page 48

2003: Was it a Fad?

o    Growing total sales but experiencing comp store declines Increasing market penetration and building critical mass

o    Business overview showed positive findings:

     -    High Guest Satisfaction

     -    Transactions (Traffic) drive sales

     -    Strong, highly productive store model

     -    Financial stability

     -    Low brand awareness

FY 2001  Comp Stores -6.7%

FY 2002  Comp Stores -9.7%

FY 2003  Comp Stores -15.9%

                                                                         Page 49

A Strong Business Model with Significant Growth Potential

- Opportunity to grow brand awareness
  - Guests who knew us…loved us. But not enough people knew about BABW
  - Shifted Marketing Strategy to 75% Acquisition Model
  - Tested television advertising in 2003 after reaching critical store mass
- National roll-out led to tremendous top-line and bottom-line results
- Balanced quarterly business allows us to benefit from year round advertising



FY 2004
National Roll Out
Comp Stores +18%
Nov/Dec 2003
Multimedia Test
Test Comp Stores +7%
FY through 11/03
Word-of-Mouth, Direct Mail, PR
Comp Stores -17%

Page 50

Marketing Builds the Brand and Drives Sales

National TV Advertising
Direct Mail and E-mail
www.buildabear.com
Public Relations
Macy's T'giving Day Parade
Tourist Locations
Parties & Store Events
Mobile Marketing
Partners

                                                                    Build-A-Bear
                                                                     Workshop(R)
                                                  Where Best Friends Are Made(R)

                                                                         Page 51

              Television Advertising Cornerstone of Inegrated Plan

o    Highly sensory "product"

     -    Media must communicate sight, sound, motion, FUN!

o    Television ads communicate:

     -    Relationship: Mom/child, Friends

     -    In-store experience

     -    Music as a back drop

o    Acquisition tactics effective for retention as well

     -    Drove store traffic: Both New and Repeat customer levels grew

                                                                         Page 52

                       To view our latest TV commercials,
                        please visit www.buildabear.com

                                                                         Page 53

                                   Marketing

                                   Marketing
                                    Strategy

Direct Mail &    E mail

TV Advertising

Web

Partners

Store Events

PR

Mobile

Tourism

                        Improved Sales, Brand Awareness,
                                  and Profits

                                                                         Page 54

Highly Profitable Retail-Entertainment Brand

                                  Build-A-Bear
                                   Workshop(R)
                         Where Best Friends Are Made(R)

Creative Merchandise

Interactive Experience

Loyal Customers

Great Execution

Powerful Marketing

Strategic Partnerships

Broad Demographic Appeal

Great Execution

                                                                         Page 55

www.buildabear.com

                                                                    Build-A-Bear
                                                                     Workshop(R)
                                                  Where Best Friends Are Made(R)